Exhibit 99

CONTACT:	REGIS CORPORATION:
Mark Fosland — Vice President, Finance
952-806-1707
Alex Forliti — Director, Finance-Investor Relations
952-806-1767

For Immediate Release

REGIS REPORTS FIRST QUARTER 2008 RESULTS

-EPS of $0.46 meets mid-point of previously issued guidance-

-Annual earnings guidance reaffirmed-

MINNEAPOLIS, October 22, 2007 — Regis Corporation (NYSE:RGS), the global leader in the $170 billion hair care industry, today reported financial results for its fiscal first quarter ending September 30, 2007.  Net income for the quarter was $20.6 million, or $0.46 per diluted share, which came in at the mid-point of the Company’s previously issued guidance of $0.43 to $0.49 per share.

On October 10, 2007, the Company reported revenues for the first quarter ended September 30, 2007 increased four percent to $668 million versus $639 million in first quarter of fiscal 2007. Consolidated same-store sales increased 0.9 percent for the quarter, including an increase in service same-store sales of 2.3 percent, versus an overall decrease of 0.3 percent during the comparable quarter a year ago.

“We are very encouraged by our first quarter same-store service sales increase of 2.3 percent.  Over the last nine months, we have seen many positive signs that the long hair fashion cycle is turning and if these trends continue, we would expect our same-store service sales to return to historical levels,” commented Paul D. Finkelstein, Chairman and Chief Executive Officer.

During the quarter, Regis added a net total of 81 locations. The Company constructed 85 locations and franchisees built an additional 57 units. In addition, Regis acquired 91 corporate salons (including 59 franchise buybacks) and 42 franchised salons.  The Company closed or relocated 84 corporate and franchise locations during the quarter.  In addition, the Company merged its 51 accredited beauty schools with Empire Education Group on August 1, 2007.

Second Quarter Fiscal 2008 Outlook

The following outlook pertains to the second quarter ending December 31, 2007:

•

Consolidated revenue is forecasted to grow five to seven percent to a range of $690 million to $700 million compared to $657 million a year ago. (Note: The deconsolidation of the beauty schools reduces revenue growth by 2 percent in the quarter.)

•	Consolidated same-store sales are forecasted to be in a range of 0.5 to 2.5 percent.
•	The effective income tax rate is expected to be approximately 36 percent, which reflects the adoption of FIN 48.
•	Earnings per diluted share are forecasted to be in the range of $0.51 to $0.57.

Fiscal Year 2008 Updated Outlook

The following points pertain to the fiscal year ending June 30, 2008:

•	Consolidated revenue is forecasted to grow four to six percent to approximately $2.75 billion. (Note: The deconsolidation of the beauty schools reduces revenue growth by 2 percent in Fiscal 2008.)
•	Consolidated same-store sales are forecasted to be in a range of 0.5 to 2.5 percent.
•	Effective income tax rate is expected to be approximately 34 percent.
•	Consistent with previously issued guidance, earnings per diluted share are forecasted to be in a range of $2.01 to $2.27.

Regis Corporation will host a conference call discussing second quarter results today, October 22, 2007 at 10:00 a.m., Central Time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 800-218-4007. A replay of the call will be available later that day. The replay phone number is 800-405-2236, access code 11097199#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in beauty salons, hair restoration centers and cosmetology education. As of September 30, 2007, the Company owned, franchised or held ownership interests in over 12,500 worldwide locations.  Regis’ corporate and franchised locations operate under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women.  In addition, Regis maintains ownership interests in Empire Education Group and various other salon concepts such as Cool Cuts 4 Kids, and the Beauty Takashi and Beauty Plaza concepts in Japan.  System-wide, these and other concepts are located in the U.S. and in eleven other countries in North America, Europe and Asia. Regis also maintains a 50 percent ownership interest in Intelligent Nutrients, a joint venture that provides a wide variety of certified organic products for health and beauty.  For additional information about the company, including management’s current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link:  http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

         This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward—looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally; price sensitivity; changes in economic conditions; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons that support its growth objectives; the ability of the Company to maintain satisfactory relationships with suppliers; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE: RGS)
CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
as of September 30, 2007 and June 30, 2007
(In thousands, except share data)

	September 30, 2007	June 30, 2007
ASSETS
Current assets:
Cash and cash equivalents	$145,229	$184,785
Receivables, net	48,492	67,773
Inventories	213,860	196,582
Deferred income taxes	10,607	18,775
Other current assets	69,020	57,149
Total current assets	487,208	525,064

Property and equipment, net	485,086	494,085
Goodwill	814,869	812,383
Other intangibles, net	188,206	213,452
Investment in affiliates	95,174	20,213
Other assets	95,214	66,917

Total assets	$2,165,757	$2,132,114

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$188,863	$223,352
Accounts payable	81,271	74,532
Accrued expenses	211,900	240,748
Total current liabilities	482,034	538,632

Long-term debt	529,807	485,879
Other noncurrent liabilities	213,444	194,295
Total liabilities	1,225,285	1,218,806

Shareholders’ equity:
Common stock, $0.05 par value; issued and outstanding 44,175,959 and 44,164,645 common shares at September 30, 2007 and June 30, 2007, respectively	2,209	2,209
Additional paid-in capital	180,170	178,029
Accumulated other comprehensive income	88,732	78,278
Retained earnings	669,361	654,792

Total shareholders’ equity	940,472	913,308

Total liabilities and shareholders’ equity	$2,165,757	$2,132,114

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REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

 (In thousands, except per share data)

	Three Months Ended September 30,
	2007	2006
Revenues:
Service	$459,718	$434,552
Product	186,782	184,925
Royalties and fees	21,025	19,766
	667,525	639,243

Operating expenses:
Cost of service	263,060	245,525
Cost of product	94,077	94,229
Site operating expenses	53,685	55,806
General and administrative	86,352	77,953
Rent	97,763	92,172
Depreciation and amortization	31,582	29,542
Total operating expenses	626,519	595,227

Operating income	41,006	44,016

Other income (expense):
Interest	(10,578)	(9,838)
Other, net	2,155	811

Income before income taxes and equity in income (loss) of affiliated companies	32,583	34,989

Income taxes	(11,650)	(11,896)
Equity in income (loss) of affiliated companies, net of income taxes	(334)	—

Net income	$20,599	$23,093

Net income per share:
Basic	$0.47	$0.51
Diluted	$0.46	$0.50

Weighted average common and common equivalent shares outstanding:
Basic	43,906	45,044
Diluted	44,579	46,132

Cash dividends declared per common share	$0.04	$0.04

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REGIS CORPORATION (NYSE: RGS)
SELECTED CASH FLOW DATA
(In thousands)

	Three Months Ended September 30,
	2007	2006

Net cash provided by operating activities	$24,574	$31,570
Net cash used in investing activities	(79,608)	(62,725)
Net cash provided by financing activities	10,198	41,655
Effect of exchange rate changes on cash and cash equivalents	5,280	963
(Decrease) increase in cash and cash equivalents	(39,556)	11,463

Cash and cash equivalents:
Beginning of year	184,785	135,397
End of year	$145,229	$146,860

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 REGIS CORPORATION (NYSE: RGS)

Salon / School / Hair Restoration Center Counts and Revenues

SYSTEM-WIDE LOCATIONS:	September 30, 2007	June 30, 2007

Company-owned salons	8,265	8,139
Franchise salons	3,753	3,742
Beauty career schools	—	56
Company-owned hair restoration centers	50	49
Franchise hair restoration centers	40	41
Ownership interest locations	476	389
Total, system-wide	12,584	12,416

SALON LOCATION SUMMARY

NORTH AMERICAN SALONS:	September 30, 2007	June 30, 2007
REGIS SALONS
Open at beginning of period	1,099	1,079
Salons constructed	5	17
Acquired	—	49
Less relocations	(5)	(14)
Salon openings	—	52
Conversions	1	(1)
Salons closed	(5)	(31)
Total, Regis Salons	1,095	1,099

MASTERCUTS
Open at beginning of period	629	642
Salons constructed	3	15
Acquired	—	—
Less relocations	(2)	(12)
Salon openings	1	3
Conversions	—	—
Salons closed	(3)	(16)
Total, MasterCuts Salons	627	629

TRADE SECRET
Company-owned salons:
Open at beginning of period	613	615
Salons constructed	4	20
Acquired	2	3
Franchise buybacks	3	—
Less relocations	(3)	(11)
Salon openings	6	12
Conversions	—	1
Salons closed	(5)	(15)
Total company-owned salons	614	613

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	September 30, 2007	June 30, 2007

Franchise salons:
Open at beginning of period	19	19
Salons constructed	1	—
Acquired	42	—
Less relocations	(1)	—
Salon openings	42	—
Franchise buybacks	(3)	—
Salons closed	—	—
Total franchise salons	58	19

Total, Trade Secret Salons	672	632

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	2,000	1,739
Salons constructed	46	242
Acquired	—	—
Franchise buybacks	12	21
Less relocations	(1)	(2)
Salon openings	57	261
Conversions	—	—
Salons closed	—	—
Total company-owned salons	2,057	2,000

Franchise salons:
Open at beginning of period	151	164
Salons constructed	1	8
Acquired	—	—
Less relocations	—	—
Salon openings	1	8
Conversions	—	—
Franchise buybacks	(12)	(21)
Salons closed	—	—
Total franchise salons	140	151

Total, SmartStyle/Cost Cutters in Wal-Mart Salons	2,197	2,151

	September 30, 2007	June 30, 2007
STRIP CENTERS
Company-owned salons:
Open at beginning of period	3,317	3,031
Salons constructed	23	101
Acquired	5	193
Franchise buybacks	43	72
Less relocations	(4)	(17)
Salon openings	67	349
Conversions	—	—
Salons closed	(23)	(63)
Total company-owned salons	3,361	3,317

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Franchise salons:
Open at beginning of period	1,998	2,004
Salons constructed	30	135
Acquired (2)	—	—
Less relocations	(2)	(19)
Salon openings	28	116
Conversions	—	—
Franchise buybacks	(43)	(72)
Salons closed	(12)	(50)
Total franchise salons	1,971	1,998

Total, Strip Center Salons	5,332	5,315

INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	481	453
Salons constructed	4	25
Acquired	25	12
Franchise buybacks	—	4
Less relocations	—	(3)
Salon openings	29	38
Conversions	4	—
Salons closed	(3)	(10)
Total company-owned salons	511	481

Franchise salons:
Open at beginning of period	1,574	1,587
Salons constructed	23	110
Acquired (2)	—	—
Less relocations	—	(1)
Salon openings	23	109
Conversions	—	—
Franchise buybacks	—	(4)
Salons closed	(13)	(118)
Total franchise salons	1,584	1,574

Total, International Salons	2,095	2,055

(1) Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2) Represents primarily the acquisition of franchise networks.

TOTAL SYSTEM-WIDE SALONS:	September 30, 2007	June 30, 2007
Company-owned salons:
Open at beginning of period	8,139	7,559
Salons constructed	85	420
Acquired	32	257
Franchise buybacks	58	97
Less relocations	(15)	(59)
Salon openings	160	715
Conversions	5	—
Salons closed	(39)	(135)
Total company-owned salons	8,265	8,139

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Franchise salons:
Open at beginning of period	3,742	3,774
Salons constructed	55	253
Acquired (2)	42	—
Less relocations	(3)	(20)
Salon openings	94	233
Conversions	—	—
Franchise buybacks	(58)	(97)
Salons closed	(25)	(168)
Total franchise salons	3,753	3,742

Total Salons	12,018	11,881

BEAUTY SCHOOLS
Open at beginning of period	56	54
Salons constructed	—	2
Acquired	—	1
Less relocations	(56)	(1)
Total Beauty Schools	—	56

HAIR RESTORATION CENTERS:
Company-owned hair restoration centers:
Open at beginning of period	49	48
Salons constructed	—	—
Acquired	—	1
Franchise buybacks	1	1
Less relocations	—	—
Salon openings	1	2
Sites closed	—	(1)
Total company-owned hair restoration centers	50	49

Franchise hair restoration centers:
Open at beginning of period	41	42
Salons constructed	2	3
Acquired	—	—
Less relocations	(2)	(2)
Salon openings	—	1
Franchise buybacks	(1)	(1)
Sites closed	—	(1)
Total franchise salons	40	41

Total Hair Restoration Centers	90	90

Ownership interest locations	476	389

Grand Total, System-wide	12,584	12,416

(2) Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept. Conversions represent the transfer of one salon concept to another concept.

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REVENUES BY CONCEPT:

	For the Three Months Ended September 30,
(Dollars in thousands)	2007	2006
North American salons:
Regis	$127,487	$122,275
MasterCuts	43,589	44,049
Trade Secret(1)	60,305	65,462
SmartStyle	122,103	111,290
Strip Center(1)	213,079	191,830
Other(3)	5,558	—
Total North American Salons	572,121	534,906

International salons(1)	63,281	55,875
Beauty schools(3)	—	19,365
Hair restoration centers(1)	32,123	29,097
Consolidated revenues	$667,525	$639,243
Percent change from prior year	4.4%	9.4%
Salon same-store sales increase (decrease) (2)	0.9%	(0.3%	)

(1) Includes aggregate franchise royalties and fees of $21.0 and $19.8 million for the three months ended September 30, 2007 and 2006, respectively. North American salon franchise royalties and fees represented 48.3 and 49.6 percent of total franchise revenues in the three months ended September 30, 2007 and 2006, respectively.

(2) Salon same-store sales increases or decreases are calculated on a daily basis as the total change in sales for company-owned salons which were open on a specific day of the week during the current period and the corresponding prior period.  Quarterly and year-to-date salon same-store sales increases are the sum of the same-store sales increases computed on a daily basis.  Relocated salons are included in same-store sales as they are considered to have been open in the prior period.  International same-store sales are calculated in local currencies so that foreign currency fluctuations do not impact the calculation.  The Company began including Hair Restoration Centers in its same-store sales calculation beginning with the third fiscal quarter of 2007.  Management believes that same-store sales, a component of organic growth, are useful in order to help determine the increase in salon revenues attributable to its organic growth (new salon construction and same-store sales growth) versus growth from acquisitions.

(3) On August 1, 2007, the Company contributed substantially all of its accredited cosmetology schools to Empire Education Group, Inc.  For the three months ended September 30, 2007 the results of operations for the month ended July 31, 2007 are reported in the North American salons segment.

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FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables.

	For the Three Months Ended September 30, 2007(1)
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$407,139	$38,429	$14,150	$—	$459,718
Product	154,833	15,293	16,656	—	186,782
Royalties and fees	10,149	9,559	1,317	—	21,025
	572,121	63,281	32,123	—	667,525

Operating expenses:
Cost of service	234,888	20,421	7,751	—	263,060
Cost of product	80,633	8,611	4,833	—	94,077
Site operating expenses	49,208	3,207	1,270	—	53,685
General and administrative	32,994	11,814	7,159	34,385	86,352
Rent	82,996	12,629	1,657	481	97,763
Depreciation and amortization	21,895	2,459	2,497	4,731	31,582
Total operating expenses	502,614	59,141	25,167	39,597	626,519

Operating income	69,507	4,140	6,956	(39,597)	41,006

Other income (expense):
Interest	—	—	—	(10,578)	(10,578)
Other, net	—	—	—	2,155	2,155
Income before income taxes	$69,507	$4,140	$6,956	$(48,020)	$32,583

(1) On August 1, 2007, the Company contributed substantially all of its accredited cosmetology schools to Empire Education Group, Inc.  For the three months ended September 30, 2007 the results of operations for the month ended July 31, 2007 are reported in the North American salons segment.

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	For the Three Months Ended September 30, 2006
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$371,199	$33,690	$16,964	$12,699	$—	$434,552
Product	153,908	13,441	2,401	15,175	—	184,925
Royalties and fees	9,799	8,744	—	1,223	—	19,766
	534,906	55,875	19,365	29,097	—	639,243

Operating expenses:
Cost of service	212,372	17,978	8,036	7,139	—	245,525
Cost of product	79,704	7,992	1,802	4,731	—	94,229
Site operating expenses	48,105	2,354	4,330	1,017	—	55,806
General and administrative	29,045	10,170	2,367	6,277	30,094	77,953
Rent	76,895	10,995	2,236	1,664	382	92,172
Depreciation and amortization	20,139	1,872	812	2,334	4,385	29,542
Total operating expenses	466,260	51,361	19,583	23,162	34,861	595,227

Operating income (loss)	68,646	4,514	(218)	5,935	(34,861)	44,016

Other income (expense):
Interest	—	—	—	—	(9,838)	(9,838)
Other, net	—	—	—	—	811	811
Income (loss) before income taxes	$68,646	$4,514	$(218)	$5,935	$(43,888)	$34,989

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